Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies

26    Commitments and contingencies

In the normal course of its operations, the Company becomes involved in various legal actions, including claims relating to injuries and damage to property. The Company maintains provisions it considers to be adequate for such actions. While the final outcome with respect to actions outstanding or pending at December 31, 2012, cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company’s financial position or results of operations.

At December 31, 2012, the Company had committed to total future capital expenditures amounting to $331 million and operating expenditures relating to supplier purchase obligations, such as locomotive maintenance and overhaul agreements, as well as agreements to purchase other goods and services amounting to approximately $1.6 billion for the years 2013-2031.

Minimum payments under operating leases were estimated at $682 million in aggregate, with annual payments in each of the five years following 2012 of (in millions): 2013 – $127; 2014 – $103; 2015 – $88; 2016 – $69; 2017 – $52.

Expenses for operating leases for the year ended December 31, 2012 was $182 million (2011 – $161 million; 2010 – $169 million).